Exhibit 10.4 (c)

                               AMENDMENT TO
                         COST SHARING AGREEMENT


              This Amendment to Cost Sharing Agreement (the AAmendment@) is made as of October 1, 1997, by and among Americo Life, Inc., a Missouri corporation (AAmerico@), Great Southern Life Insurance Company, Premium a Texas corporation (AGreat Southern@), Premium Financing Specialists, Inc., a Missouri corporation (APFS@), Landmark Mortgage Company, a Missouri corporation, United Fidelity Life Insurance Company, a Texas corporation, The College Life Insurance Company of America, a Texas corporation, PFS Holding Company, a Missouri corporation (APFS Holding@), and National Farmers Union Life Insurance Company, a Texas corporation (collectively, the foregoing are referred to herein as the Existing Parties@), Americo Services, Inc., a Missouri corporation (AASI@), and The Ohio State Life Insurance Company, an Ohio corporation (AOSL@).

              WHEREAS, the Existing Parties entered into that certain Cost Sharing Agreement dated as of July 30, 1993, which agreement was amended as of August 29, 1997 (as amended, the AAgreement@); and

              WHEREAS, because Great Southern purchased all the outstanding capital stock of OSL effective as of April 15, 1997, and ASI is a wholly owned subsidiary of Americo, the Existing Parties wish to amend the Agreement so that OSL and ASI will each become a party to the Agreement, and each of OSL and ASI desires to become a party to the Agreement;

              WHEREAS, because PFS and PFS Holding are no longer subsidiaries of Americo, the Existing Parties wish to amend the Agreement to remove PFS and PFS Holding from the Agreement in the manner provided herein;

              NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective as of October 1, 1997:

                      (a) the  Existing  Parties  agree  that the  Agreement  is hereby amended to apply to OSL and ASI, and that OSL and ASI shall henceforth enjoy all rights of a ASubsidiary@ under the Agreement; and

                      (b) by their  respective  execution  and  delivery of this
              Amendment, each of OSL and ASI agree to be bound by the terms of the Agreement as a ASubsidiary@; and



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                      (c) the  Agreement  shall  cease  to  apply to PFS and PFS
              Holding, and PFS and PFS Holding shall thereafter have no rights or obligations under the Agreement.

              Except has herein amended, the Agreement shall remain in full force and effect without change.

              IN WITNESS WHEREOF, the Existing Parties and OSL and ASI have executed this Amendment as of the date first above written.


     AMERICO LIFE, INC.                     GREAT SOUTHERN LIFE INSURANCE
                                            COMPANY

     By                                     By
         Name                               Name
         Title                              Title

     AMERICO SERVICES, INC.                 LANDMARK MORTGAGE COMPANY

     By                                     By
         Name                               Name
         Title                              Title

     UNITED FIDELITY LIFE                   THE COLLEGE LIFE INSURANCE
     INSURANCE COMPANY                      COMPANY OF AMERICA

     By                                     By
         Name                               Name
         Title                              Title

     NATIONAL FARMERS UNION                 THE OHIO STATE LIFE INSURANCE
     LIFE INSURANCE COMPANY                 COMPANY

     By                                     By
         Name                               Name
         Title                              Title

     PREMIUM FINANCING                      PFS HOLDING, INC.
     SPECIALISTS, INC.

     By                                     By
         Name                               Name
         Title                              Title